Large Cap Equity Fund – Class AMF Shares – IICAX

Large Cap Equity Fund – Class H Shares – IICHX

a Series of Asset Management Fund

Supplement dated June 14, 2019

to the Prospectus dated October 28, 2018, as amended November 28, 2018 and January 24, 2019

•	On Page 3, the first paragraph in the “Principal Investment Strategies” section is hereby deleted in its entirety and replaced as follows:

The Fund invests in equity securities of U.S.-based companies whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of portfolio management. Portfolio management looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, portfolio management considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share. Portfolio management uses models that quantify and rank stocks based on their underlying financial data and blend this analysis with fundamental, bottom-up analysis from one or more investment analysts. This blending of quantitative and fundamental analysis allows portfolio management to efficiently evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts to provide investment considerations which may not be observable from a company’s financial information.

•	On page 3, the second paragraph in the “Principal Investment Strategies” section is hereby deleted in its entirety.

•	On page 5, the second paragraph in the “Management” section, is hereby deleted in its entirety and replaced as follows:

The portfolio manager of the Sub-Adviser responsible for the day-to-day management of the Fund’s investments is Ana I. Galliano, Portfolio Manager. Ms. Galliano has managed the Fund since 2016.

•	On page 5, in the “Management” section, the following paragraph is hereby inserted between the first and second paragraphs:

System Two Advisors L.P. (“Sub-Adviser” or “S2”), located at 47 Maple Street, #303 A, Summit, New Jersey 07901, serves as investment sub-adviser to the Fund.

•	On Page 21, the first paragraph in the “Securities Selection” section is hereby deleted in its entirety and replaced as follows:

In selecting securities for the Large Cap Equity Fund, portfolio management selects equity securities whose growth, cash flow, earnings and dividend prospects are promising and whose securities are reasonably priced and have the potential for capital appreciation in the opinion of portfolio management. Portfolio Management looks for companies with strong balance sheets, attractive return on capital and sustainable earnings growth. In evaluating the prospects for a company’s growth and earnings, portfolio management considers, among other things, the company’s historical performance and growth strategy, the growth rate of the industries in which it operates and the markets into which it sells, the nature of its competitive environment, technological developments and trends in market share. Portfolio Management uses models that quantify and rank stocks based on their underlying financial data and blend this analysis with fundamental, bottom-up analysis from one or more investment analysts. This blending of quantitative and fundamental analysis allows portfolio management to effectively evaluate a large number of potential investments in a systematic fashion while retaining the insights of investment analysts to provide investment considerations which may not be observable from a company’s financial information.

•	On page 25, the first paragraph in the “Investment Adviser” section, is hereby deleted in its entirety and replaced as follows:

Investment decisions for the Ultra Short Mortgage Fund and Ultrashort Financing Fund are made by Austin Atlantic Asset Management Co. (the “Adviser”), a wholly-owned subsidiary of Austin Atlantic Inc., a closely-held corporation controlled by Rodger D. Shay, Jr. The Adviser oversees S2’s management of the Large Cap Equity Fund’s portfolio. The Adviser, which is located at 1 Alhambra Plaza, Suite 100, Coral Gables, Florida 33134, is registered under the Investment Adviser Act of 1940, as amended, and managed, as of September 30, 2018, approximately $146 million in assets. The Adviser is responsible for placing purchase and sale orders for portfolio instruments for the Ultra Short Mortgage Fund and Ultrashort Financing Fund.

•	On page 25, the second and third paragraphs in the “Investment Adviser” section are hereby deleted in their entirety.

•	On page 26, in the “Investment Adviser” section the following sub-section and paragraph is hereby inserted at the end of the section:

Investment Sub-Adviser for Large Cap Equity Fund

System Two Advisors L.P. (“Sub-Adviser” or “S2”), located at 47 Maple Street, #303 A, Summit, New Jersey 07901, serves as investment sub-adviser to the Fund. S2 was established in 2011 and provides investment advisory services with respect to registered and private, pooled investment vehicles, including investment funds and managed accounts. As sub-adviser to the Large Cap Equity Fund, S2 provides a continuous investment program for the Fund, including investment research and management with respect to all securities and investments and cash equivalents in the Fund. S2 determines from time to time what securities and other investments will be purchased, retained or sold by the Fund. S2 manages the Fund in accordance with the investment objectives and investment restrictions provided in the Fund’s Prospectus and Statement of Additional Information as well as any other investment guidelines communicated by the Adviser to S2 in writing. S2 is responsible for negotiating the terms and arrangements for the execution of buys and sells of portfolio securities for the Fund with its approved brokers. S2 is also responsible for voting in respect of securities held in the Fund’s portfolio and will exercise the right to vote in accordance with S2’s proxy voting policy. As of February 28th, 2019, S2 had approximately $118 million in assets under management. S2 is an investment adviser registered with the SEC under the Investment Advisers Act of 1940. For its services, S2 is paid by the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 51% of the investment advisory fee up to and including $40 million, 60% of the investment advisory fee on assets from $40.01 million to $100 million, 65% of the investment advisory fee on assets from $100.01 million to $150 million, 75% of the investment advisory fee on assets from $150.01 million to $500 million, 80% of the investment advisory fee on assets from $500.01 million to $750 million, 85% of the investment advisory fee on assets from $750.01 million to$1 billion, 90% of the investment advisory fee on assets greater than $1 billion.

•	On page 27, the second paragraph in the “Portfolio Managers” section, is hereby deleted in its entirety and replaced as follows:

Ms. Galliano, Portfolio Manager of the Sub-Adviser, oversees the day-to-day activities of the Large Cap Equity Fund. Ms. Galliano has been responsible for the management of the Large Cap Equity Fund since 2016. Ms. Galliano has been a portfolio manager for S2 since 2014. Prior thereto she served as an Advertising and Communications Manager for Komodidad Distributors, Inc. from 2004-2014. Ms. Galliano graduated with a Bachelor of Science in Business Administration from Sacred Heart University in 2002 and a Joint Masters of Business Administration (MBA)/Master of Science (MS) in Business and Management (Finance) from the University of Maryland in 2011.

•	On Page 41, the following information is hereby inserted in the “Shareholder Reference Information” section before the Financial Administration and Transfer and Dividend Agent information:

Sub-Adviser for Large Cap Equity Fund

System Two Advisors L.P.

47 Maple Street, #303 A,

Summit, New Jersey 07901

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
690 Taylor Road, Suite 210

Gahanna, Ohio 43230